Exhibit 99.1

Privia Health Reports Second Quarter 2025 Financial Results

–Very Strong First Half Performance Across All Key Operating and Financial Metrics
–Implemented Providers +13.8% and Practice Collections +18.5% compared to 2Q’24
–Guidance Raised to Above High End of Range for Practice Collections, GAAP Revenue, Platform Contribution and Adjusted EBITDA c

ARLINGTON, VA – August 7, 2025 – Privia Health Group, Inc. (Nasdaq: PRVA) today announced financial results for the second quarter ended June 30, 2025.
Second Quarter Performance

	For the Three Months Ended June 30,
($ in millions, except per share amounts)	2025	2024	Change (%)

Total revenue	$521.2	$422.3	23.4%
Gross profit	$112.8	$98.3	14.8%
Operating income	$3.3	$5.1	(34.6)%
Net income [a]	$2.7	$3.5	(22.5)%
Non-GAAP adjusted net income b d e	$30.6	$23.5	30.1%
Net income per share	$0.02	$0.03	(33.3)%
Non-GAAP adjusted net income per share b d e	$0.24	$0.19	26.3%

a.Net income for the three months ended June 30, 2025, included $18.8 million in non-cash stock compensation expense. Net income for the three months ended June 30, 2024 included $14.4 million in non-cash stock compensation expense.
b.Reconciliations of non-GAAP adjusted net income and other non-GAAP financial measures are presented in tables near the end of this press release.

Second Quarter 2025 highlights include:
•Continued strength in same-store growth and new provider additions, +13.8% versus 2Q’24;
•Practice Collections of $862.9 million, +18.5% versus 2Q’24;
•Adjusted EBITDA b d e of $29.0 million, +31.6% versus 2Q’24;
•Strong sales and business development pipeline; and
•Cash of $390.1 million and no debt following $95 million deployed for IMS transaction in Arizona.

Key Operating and Non-GAAP Financial Metrics b, d, e

	For the Three Months Ended June 30,
($ in millions)	2025	2024	Change (%)

Implemented Providers	5,125	4,504	13.8%
Value-Based Care Attributed Lives	1,382,000	1,200,000	15.2%
Practice Collections	$862.9	$728.0	18.5%
Care Margin b d	$115.2	$99.8	15.4%
Platform Contribution b d	$57.5	$47.4	21.3%
Adjusted EBITDA b d e	$29.0	$22.0	31.6%

Six-Month Performance

	For the Six Months Ended June 30,
($ in millions, except per share amounts)	2025	2024	Change (%)

Total revenue	$1,001.3	$837.6	19.5%
Gross profit	$216.4	$191.6	12.9%
Operating income	$8.6	$5.9	44.5%
Net income [a]	$6.9	$6.5	7.1%
Non-GAAP adjusted net income b d e	$58.4	$46.1	26.8%
Net income per share	$0.05	$0.05	—%
Non-GAAP adjusted net income per share b d e	$0.46	$0.37	24.3%

a.Net income for the six months ended June 30, 2025 included $36.6 million in non-cash stock compensation expense. Net income for the six months ended June 30, 2024 included $26.3 million in non-cash stock compensation expense.
b.Reconciliations of non-GAAP adjusted net income and other non-GAAP financial measures are presented in tables near the end of this press release.

Key Operating and Non-GAAP Financial Metrics b d e

	For the Six Months Ended June 30,
($ in millions)	2025	2024	Change (%)

Practice Collections	$1,661.5	$1,435.7	15.7%
Care Margin b d	$220.4	$194.7	13.2%
Platform Contribution b d	$109.2	$92.1	18.5%
Adjusted EBITDA b d e	$55.9	$41.9	33.3%

Updated FY’25 Guidance c d e f
Privia Health raised its full-year 2025 outlook as follows:

	FY 2024	Initial FY 2025 Guidance at 2.27.25 [c]		Updated FY 2025 Guidance at 8.7.25
($ in millions)	Actual	Low	High
Implemented Providers	4,789	5,200	5,300	High End
Attributed Lives	1,256,000	1,300,000	1,400,000	High End
Practice Collections	$2,968.0	$3,150	$3,250	Above High End
GAAP Revenue	$1,736.4	$1,800	$1,900	Above High End
Care Margin c d	$403.9	$435	$445	High End
Platform Contribution c d	$195.6	$208	$218	Above High End
Adjusted EBITDA c d e	$90.5	$105	$110	Above High End
•Guidance includes impact of Arizona market entry, and assumes no other new business development activity
•De minimis capital expenditures expected in full-year 2025
•At least 80% of Adjusted EBITDA expected to convert to free cash flow in full-year 2025

c.Management has not reconciled forward-looking non-GAAP measures to their most directly comparable GAAP measures of gross margin, operating income and net income. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures.
d.See “Key Metrics and Non-GAAP Financial Measures” for more information as to how the Company defines and calculates Implemented Providers, Attributed Lives, Practice Collections, Care Margin, Platform Contribution, and Adjusted EBITDA, and for a reconciliation of the most comparable GAAP measures to Care Margin, Platform Contribution, Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income Per Share.
e.Certain non-recurring or non-cash and other expenses will be treated as an add back in the reconciliation of Net Income to Adjusted EBITDA, and the reconciliation of Net Income to Adjusted Net Income and Adjusted Net Income Per Share, the details of which can be found in the Reconciliation schedules near the end of this and in future quarterly press releases.
f.Any slight variations in totals due to rounding.
Webcast and Conference Call Information
The Company will host a conference call on August 7, 2025, at 8:00 am ET to discuss these results and management’s outlook for future financial and operational performance. You can visit ir.priviahealth.com/news-and-events/events-and-presentations to listen to the call via webcast. The webcast will be archived and available for replay for on-demand listening shortly after the completion of the call under the same link. If you wish to participate in the live conference call, then please dial 888-596-4144 (or 646-968-2525 for international callers) and provide Conference ID 5704885.
This news release and the financial statements contained herein, and the slide presentation for the webcast, are also available on the Privia Health Investor Relations website at ir.priviahealth.com.
About Privia Health
Privia Health™ is one of the largest physician enablement companies in the United States with a presence in 15 states and the District of Columbia. Privia builds scaled provider networks with primary-care centric medical groups, risk-bearing entities, a physician-led governance structure, and the Privia Platform comprising an extensive suite of technology and service solutions. Privia collaborates with medical groups, health plans and health systems to optimize 1,300+ physician practices, improve the patient experience for 5.3+ million patients, and reward 5,100+ physicians and advanced practitioners for delivering high-value care.
Privia’s mission is to transform healthcare delivery to achieve better outcomes, lower costs, and improve the health of communities and the well-being of providers. For more information, visit priviahealth.com and connect with us on LinkedIn.
Non-GAAP Financial Measures
The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States ("GAAP"). From time to time, in press releases, financial presentations, earnings conference calls or otherwise, the Company may disclose certain non-GAAP financial measures. The non-GAAP financial measures presented in this press release should not be viewed as alternatives or substitutes for the Company's reported GAAP results. A reconciliation to the most directly comparable GAAP financial measure is set forth in the tables that accompany this release.
The Company believes that the non-GAAP financial measures presented in this press release are relevant and provide useful information to the Company's management, investors, and other interested parties about the Company's operating performance because the measures allow them to understand and compare the Company's actual and expected operating results during the prior, current and future periods in a more consistent manner. The non-GAAP measures presented in this press release may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provides a more complete understanding of the results of operations and trends affecting the Company's business. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to financial measures calculated in accordance with GAAP.
Safe Harbor Statement
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Form 10-Q is filed with the Securities and Exchange Commission (“SEC”). This press release contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements relate to our current expectations, projections and assumptions about our business, the economy and future events or conditions. They do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as “aims,” “anticipates,” "assumes," “believes,” “estimates,” “expects,” “forecasts,” “future,” “intends,” “likely,” “may,” “outlook,” “plans,” “potential,” “projects,” “seeks,” “strategy,” “targets,” “trends,” “will,” “would,” “could,” “should,” and variations of such terms and similar expressions and references to guidance, although some forward-looking statements may be expressed differently. In particular, these include statements relating to, among other things: our future actions, business plans, objectives and prospects; and our future operating or financial performance and projections, including our full-year guidance for 2025. Factors or events that could cause actual results to differ may emerge from time to time and are difficult to predict. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results may differ materially from past results and those anticipated, estimated or projected. We caution you not to place undue reliance upon any of these forward-looking statements.
Factors related to these risks and uncertainties include, but are not limited to: the heavily regulated industry in which we operate, and any failure by us or our medical groups to comply with the extensive applicable healthcare laws and government regulations; the complexity of the legal framework governing our relationships with Medical Groups, some of which we do not own, and Privia providers, and the impact of legal challenges or shifting interpretations of applicable laws; the execution of our growth strategy, which may not prove viable and we may not realize expected results; difficulties timely implementing our proprietary end-to-end, cloud-based technology solution for Privia physicians and new medical groups; the high level of competition in our industry; challenges in successfully establishing a presence in new geographic markets; the impact of failures by or service disruptions at key third-party vendors, such as our primary electronic medical record vendor, athenahealth, Inc.; potential decreases in reimbursement rates by governmental and third-party payers, changes to payment terms or challenges negotiating and retaining favorable contracts with private third-party payers, and changes impacting our patient population; the financial and operational impact of our compliance with various complex and changing federal and state privacy and security laws and regulations related to our use, disclosure, and other processing of personal information and protected health information, including the Health Insurance Portability and Accountability Act of 1996; the impact of actual and potential security threats, cybersecurity incidents or privacy or other forms of data breaches involving us, our vendors or other third parties; the continued availability of qualified workforce, including staff at our medical groups, and the continued upward pressure on compensation for such workforce; and other risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s subsequent Quarterly Reports on Form 10-Q. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law.

Contact:
Robert Borchert
SVP, Investor & Corporate Communications
IR@priviahealth.com
817.783.4841

Privia Health Group, Inc.
Condensed Consolidated Statements of Operations(g)
(unaudited)
(in thousands, except share and per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024

Revenue	$521,153	$422,326	$1,001,250	$837,569

Operating expenses:
Provider expense	405,992	322,536	780,801	642,872
Cost of platform	64,918	57,106	124,444	111,163
Sales and marketing	6,805	6,852	13,727	12,937
General and administrative	37,519	28,916	69,240	61,037
Depreciation and amortization	2,583	1,818	4,484	3,639
Total operating expenses	517,817	417,228	992,696	831,648
Operating income	3,336	5,098	8,554	5,921
Interest income, net	2,408	2,966	5,339	5,950
Income before provision for income taxes	5,744	8,064	13,893	11,871
Provision for income taxes	2,456	3,421	4,559	4,172
Net income	3,288	4,643	9,334	7,699
Less: Net income attributable to non-controlling interests	601	1,176	2,427	1,248
Net income attributable to Privia Health Group, Inc.	$2,687	$3,467	$6,907	$6,451
Net income per share attributable to Privia Health Group, Inc. stockholders – basic	$0.02	$0.03	$0.06	$0.05
Net income per share attributable to Privia Health Group, Inc. stockholders – diluted	$0.02	$0.03	$0.05	$0.05
Weighted average common shares outstanding – basic	122,132,245	119,301,350	121,370,949	118,902,095
Weighted average common shares outstanding – diluted	128,447,069	125,317,908	128,149,252	125,315,681

(g) Any slight variations in totals due to rounding.

Privia Health Group, Inc.
Condensed Consolidated Balance Sheets(h)
(in thousands)

	June 30, 2025	December 31, 2024
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$390,127	$491,149
Accounts receivable	443,994	316,179
Prepaid expenses and other current assets	48,839	27,495
Total current assets	882,960	834,823
Non-current assets:
Property and equipment, net	827	1,242
Operating right-of-use asset	6,038	4,828
Intangible assets, net	170,140	109,807
Goodwill	172,215	141,615
Deferred tax asset	23,712	26,383
Other non-current assets	16,650	17,085
Total non-current assets	389,582	300,960
Total assets	$1,272,542	$1,135,783

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$74,299	$81,986
Provider liability	458,053	364,607
Operating lease liabilities, current	2,502	2,553
Total current liabilities	534,854	449,146
Non-current liabilities:
Operating lease liabilities, non-current	4,142	3,037
Other non-current liabilities	—	153
Total non-current liabilities	4,142	3,190
Total liabilities	538,996	452,336
Commitments and contingencies
Stockholders’ equity:
Common stock	1,227	1,203
Additional paid-in capital	853,950	813,209
Accumulated deficit	(172,322)	(179,229)
Total Privia Health Group, Inc. stockholders’ equity	682,855	635,183
Non-controlling interest	50,691	48,264
Total stockholders’ equity	733,546	683,447
Total liabilities and stockholders’ equity	$1,272,542	$1,135,783
(h) Any slight variations in totals are due to rounding.

Privia Health Group, Inc.
Condensed Consolidated Statements of Cash Flows(i)
(unaudited)
(in thousands)

	For the Six Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net income	$9,334	$7,699
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	415	585
Amortization of intangibles	4,069	3,054
Stock-based compensation	36,639	26,295
Deferred tax expense	2,671	3,896
Changes in asset and liabilities:
Accounts receivable	(121,497)	(79,287)
Prepaid expenses and other current assets	(21,344)	(1,739)
Other non-current assets and right-of-use asset	1,056	(676)
Accounts payable and accrued expenses	(7,687)	2,987
Provider liability	81,185	40,047
Operating lease liabilities	(778)	(1,531)
Other long-term liabilities	(153)	—
Net cash (used in) provided by operating activities	(16,090)	1,330
Cash from investing activities
Business acquisitions, net of cash acquired	(89,058)	(707)
Other	—	(5,006)
Net cash used in investing activities	(89,058)	(5,713)
Cash flows from financing activities
Proceeds from exercised stock options	4,126	1,224
Proceeds from non-controlling interest	—	1,000
Net cash provided by financing activities	4,126	2,224
Net decrease in cash and cash equivalents	(101,022)	(2,159)
Cash and cash equivalents at beginning of period	491,149	389,511
Cash and cash equivalents at end of period	$390,127	$387,352

Supplemental disclosure of cash flow information:
Interest paid	$124	$156
Income taxes paid	$5,771	$2,881

Supplemental disclosure of non-cash operating activities:
Lease liabilities obtained in exchange for right-of-use assets	$1,832	$—

(i) Any slight variations in totals are due to rounding.

Additional Financial Information
Revenues disaggregated by source:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(Dollars in Thousands)	2025	2024	2025	2024
FFS-patient care	$331,464	$275,761	$643,225	$550,584
FFS-administrative services	35,116	32,132	67,371	61,208
Capitated revenue	75,511	56,438	146,201	107,742
Shared savings	60,021	39,818	107,933	87,282
Care management fees (PMPM)	16,919	16,163	32,121	26,766
Other revenue	2,122	2,014	4,399	3,987
Total Revenue	$521,153	$422,326	$1,001,250	$837,569

The Company’s liabilities for unpaid medical claims under at-risk capitation arrangements:

	June 30,
(Dollars in Thousands)	2025	2024
Balance, beginning of period	$66,355	$67,138
Incurred health care costs:
Current year	144,840	104,610
Prior years	(555)	3,305
Total claims incurred	$144,285	$107,915
Claims paid:
Current year	(63,025)	(47,979)
Prior year	(47,959)	(52,877)
Total claims paid	$(110,984)	$(100,856)
Balance, end of period	$99,656	$74,197

Key Metrics and Non-GAAP Financial Measures

Privia Health reviews a number of operating and financial metrics, including the following key metrics and non-GAAP financial measures, to evaluate the Company’s business, measure performance, identify trends affecting the Company’s business, formulate business plans, and make strategic decisions.

Key Metrics(j)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited; $ in millions)	2025	2024	2025	2024

Implemented Providers (as of end of period) (1)	5,125	4,504	5,125	4,504
Attributed Lives (as of end of period) (2)	1,382,000	1,200,000	1,382,000	1,200,000
Practice Collections (3)	$862.9	$728.0	$1,661.5	$1,435.7

(1) Implemented Providers is defined as the total of all service professionals on Privia Health’s platform at the end of a given period who are credentialed by Privia Health and billed for medical services, in both Owned and Non-Owned Medical Groups during that period.

(2) Attributed Lives are defined as any patient that a payer deems attributed to Privia to deliver care as part of a value-based care arrangement through a provider of primary care services as of the end of a particular period.

(3) Practice Collections are defined as the total collections from all practices in all markets and all sources of reimbursement that the Company receives for delivering care and providing Privia Health’s platform and associated services. Practice Collections differ from revenue by including collections from Non-Owned Medical Groups.

(j) Any slight variations in totals are due to rounding.

Non-GAAP Financial Measures (4)(k)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited; $ in thousands)	2025	2024	2025	2024

Care Margin	$115,161	$99,790	$220,449	$194,697
Platform Contribution	$57,466	$47,394	$109,199	$92,131
Platform Contribution Margin	49.9%	47.5%	49.5%	47.3%
Adjusted EBITDA	$28,992	$22,023	$55,907	$41,945
Adjusted EBITDA Margin	25.2%	22.1%	25.4%	21.5%

(4) In addition to results reported in accordance with GAAP, Privia Health discloses Care Margin, Platform Contribution, Platform Contribution margin, Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. Each are defined as follows:
•Care Margin is Gross Profit excluding amortization of intangible assets.
•Platform Contribution is Gross Profit, excluding amortization of intangible assets, less Cost of platform and excluding stock-based compensation expense included in Cost of platform.
•Platform Contribution margin is Platform Contribution divided by Care Margin.
•Adjusted EBITDA is net income attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding non-controlling interests, provision for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, employer taxes on equity vesting/exercises, severance charges and other non-recurring expenses.
•Adjusted EBITDA Margin is Adjusted EBITDA divided by Care Margin.

(k) Any slight variations in totals are due to rounding.

Reconciliation of Gross Profit to Care Margin(l)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited; $ in thousands)	2025	2024	2025	2024
Revenue	$521,153	$422,326	$1,001,250	$837,569
Provider expense	(405,992)	(322,536)	(780,801)	(642,872)
Amortization of intangible assets	(2,396)	(1,527)	(4,069)	(3,054)
Gross Profit	$112,765	$98,263	$216,380	$191,643
Amortization of intangibles assets	2,396	1,527	4,069	3,054
Care margin	$115,161	$99,790	$220,449	$194,697
(l) Any slight variations in totals are due to rounding.
Reconciliation of Gross Profit to Platform Contribution(m)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited; $ in thousands)	2025	2024	2025	2024
Revenue	$521,153	$422,326	$1,001,250	$837,569
Provider expense	(405,992)	(322,536)	(780,801)	(642,872)
Amortization of intangibles assets	(2,396)	(1,527)	(4,069)	(3,054)
Gross Profit	$112,765	$98,263	$216,380	$191,643
Amortization of intangibles assets	2,396	1,527	4,069	3,054
Cost of platform	(64,918)	(57,106)	(124,444)	(111,163)
Stock-based compensation(5)	7,223	4,710	13,194	8,597
Platform Contribution	$57,466	$47,394	$109,199	$92,131
(m) Any slight variations in totals are due to rounding.
(5) Amount represents stock-based compensation expense included in Cost of Platform.

Reconciliation of Net Income to Adjusted EBITDA(n)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited; $ in thousands)	2025	2024	2025	2024
Net income	$2,687	$3,467	$6,907	$6,451
Net income attributable to non-controlling interests	601	1,176	2,427	1,248
Provision for income taxes	2,456	3,421	4,559	4,172
Interest income, net	(2,408)	(2,966)	(5,339)	(5,950)
Depreciation and amortization	2,583	1,818	4,484	3,639
Stock-based compensation	18,849	14,391	36,639	26,295
Other expenses(6)	4,224	716	6,230	6,090
Adjusted EBITDA	$28,992	$22,023	$55,907	$41,945

(n) Any slight variations in totals are due to rounding.
(6) Other expenses include employer taxes on equity vesting/exercises, severance and certain non-recurring costs.

Reconciliation of Net Income to Adjusted Net Income and Adjusted Net Income Per Share(o)

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
(unaudited; $ in thousands)	2025		2024	2025	2024
Net income	$2,687		$3,467	$6,907	$6,451
Stock-based compensation	18,849		14,391	36,639	26,295
Intangible amortization expense	2,396		1,527	4,069	3,054
Provision for income tax	2,456		3,421	4,559	4,172
Other expenses(7)	4,224		716	6,230	6,090
Adjusted net income	$30,612		$23,522	$58,404	$46,062
Adjusted net income per share attributable to Privia Health Group, Inc. stockholders – basic	$0.25	q	$0.20	$0.48	$0.39
Adjusted net income per share attributable to Privia Health Group, Inc. stockholders – diluted	$0.24		$0.19	$0.46	$0.37
Weighted average common shares outstanding – basic	122,132,245		119,301,350	121,370,949	118,902,095
Weighted average common shares outstanding – diluted	128,447,069		125,317,908	128,148,252	125,315,681
(o) Any slight variations in totals due to rounding.
(7) Other expenses include employer taxes on equity vesting/exercises, severance and certain non-recurring costs.